Exhibit 10.1
HEALTH BENEFITS DIRECT CORPORATION
AMENDMENT NO. 1 TO OPTION
Daniel Brauser
     This AMENDMENT NO. 1 TO OPTION, dated as of February 15, 2007 (the “Amendment Date”), is delivered by Health Benefits Direct Corporation, a Delaware corporation (the “Corporation”), to Daniel Brauser (the “Holder”).
RECITALS
     A. On November 10, 2005, the Corporation granted the Holder an option (“Option”) to purchase at the exercise price of $2.50 per share 500,000 fully paid and non-assessable shares (“Shares”) of Common Stock (par value $0.001 per share) of the Corporation.
     B. As of the Amendment Date, the Option has vested by its terms with respect to 145,832 Shares, and remains unvested with respect to the remaining 354,168 Shares (the “Unvested Shares”).
     C. The Corporation and the Holder desire to amend the vesting schedule for the Option with respect to the Unvested Shares.
     NOW, THEREFORE, the parties to this Amendment, intending to be legally bound hereby, agree as follows:
     1. Amendment to Vesting Schedule. Effective as of the Amendment Date, in order to amend and restate the vesting schedule for the Unvested Shares, the third paragraph of the Option shall be amended and restated as set forth herein.
          (a) Prior to the effectiveness of this Amendment, the third paragraph of the Option reads as follows:
     “This Option may not be exercised until the first anniversary from this Option’s date of grant; twenty-five percent (25%) of the Shares subject to this Option may be purchased on or after the first anniversary from this Option’s date of grant; 10,416 Shares may be purchased on or after the last day of each month thereafter; and, 10,440 Shares may be purchased on or after November 30, 2009, but prior to the Option’s expiration.”
          (b) Upon the effectiveness of this Amendment, the third paragraph of the Option shall read as follows:
     “This Option may not be exercised until the first anniversary from this Option’s date of grant; twenty-five percent (25%) of the Shares subject to this Option shall become exercisable on the first anniversary of this Option’s date of grant; an additional 10,416 Shares subject to this Option shall become exercisable on December 31, 2006; an additional 10,416 Shares shall become exercisable on January 31, 2007; an additional

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19,966 Shares shall become exercisable on February 15, 2007; and an additional 30,382 Shares subject to this Option shall become exercisable on the last day of each month from February 28, 2007 through December 31, 2007; provided, however, that: (i) in the event that the Holder is removed as an officer or employee by the Corporation at any time on or before December 31, 2007, then one hundred percent (100%) of the Shares subject to this Option that are unexercisable as of the removal date shall become exercisable upon such removal; and (ii) in the event the Holder resigns as an employee of the Corporation at any time after March 31, 2007 and before December 31, 2007, then fifty percent (50%) of the Shares subject to this Option that are unexercisable as of the resignation date shall become exercisable such resignation. The exercise of this Option shall be subject to the terms of this Option Certificate and the Plan (as defined below).”
     2. Exercise Period. Upon any termination of the Holder’s employment with the Corporation, the vested portion of Holder’s Shares as of the date of such termination shall remain exercisable by the Holder through and including the one-year anniversary of the date of such termination.
     3. Effect of Amendment. This Amendment shall have no other effect on the terms and conditions of the Option except as set forth in Sections 1 and 2 of this Amendment.
     IN WITNESS WHEREOF, the Corporation has caused its duly authorized officers to execute and attest this Amendment, and the Holder has placed his signature hereon, effective as of the Amendment Date.

HEALTH BENEFITS DIRECT CORPORATION
By:	/s/ ALVIN H. CLEMENS
	Name:	Alvin H. Clemens
	Title:	Chief Executive Officer

I hereby accept the amendment to the Option described in this Amendment, and I agree to be bound by the terms of this Amendment.

HOLDER
/s/ DANIEL BRAUSER
Daniel Brauser